UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 10, 2012

Belden Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12561	36-3601505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7733 Forsyth Boulevard, Suite 800

St. Louis, Missouri 63105

(Address of Principal Executive Offices, including Zip Code)

(314) 854-8000

(Registrant’s telephone number, including area code)

n/a

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 10, 2012, Belden Inc. (the “Company”) acquired PPC Broadband, Inc., a Delaware corporation (“PPC”), and SKT International Holdings B.V. (“SKT”), a company organized under the laws of The Netherlands, pursuant to a Stock Purchase Agreement (the “Purchase Agreement”) with the stockholders of PPC and SKT (“Sellers”) and JM Representatives, LLC, a Delaware limited liability company, as Seller Representative. The stockholders of PPC and SKT are Daniel N. Mezzalingua as well as related trusts of Daniel N. Mezzalingua and his family members.

PPC and SKT are engaged in the manufacturing, assembly and sale of connectors for the broadband industry. By acquiring PPC and SKT, the Company also acquired control of the direct and indirect subsidiaries of PPC and SKT, including PPC Administration, Inc., a Delaware corporation; PPC International Sales Corp., a Nevada corporation; St. Kitts Technology, Limited, an entity organized in St. Kitts and Nevis; Kajola-Kristada Limited, an entity organized in St. Kitts and Nevis; and BiBiXi Communications System (Suzhou) Co., Ltd., a Chinese company. PPC and SKT (and their direct and indirect affiliates) will primarily operate out of facilities in Syracuse, New York and St. Kitts.

Under the terms of the Purchase Agreement, the Company acquired all of the outstanding capital stock of PPC and SKT from Sellers for $515,700,000, subject to certain adjustments based upon final working capital amounts at PPC and SKT. The purchase price, less escrowed funds and other adjustments, was paid in immediately available funds at closing, and an adjustment will be made after post-closing working capital calculations have been completed. The purchase price was funded through a combination of cash on hand at the Company and a draw in the amount of $375,000,000 on the Company’s existing revolving credit facility with JPMorgan Chase Bank, N.A., as administrative agent (the “Credit Facility”).

The Credit Facility is described in our Current Report on Form 8-K filed on April 25, 2011 and was amended as described in our Current Report on Form 8-K filed November 29, 2011 and our Current Report on Form 8-K filed on July 27, 2012.

The Company and Sellers have made customary representations, warranties and covenants in the Purchase Agreement and the ancillary agreements provided for in the Purchase Agreement. The Purchase Agreement also provides for mutual indemnity for breaches of representations and warranties, covenants, taxes and certain other indebtedness; limits indemnity obligations to $51,500,000, subject to certain exceptions and a $4,200,000 deductible “basket,” which is also subject to certain exceptions; and requires the Company to maintain for a period of six years any indemnification provisions in the organizational documents or other agreements of PPC, SKT and their subsidiaries covering the officers, directors or employees of such entities.

In connection with the acquisition, the Company deposited with an escrow agent $54,500,000. The escrowed funds may be used, among other things, to satisfy indemnification claims by the Company against Sellers in accordance with the terms of the Purchase Agreement. Any funds remaining in the escrow account on June 10, 2014, subject to the withholding of amounts for any pending claims made against the escrow account, will be distributed to Sellers.

Daniel N. Mezzalingua and John Mezzalingua, principals of PPC and SKT, have entered into noncompetition agreements with the Company pursuant to which each will agree not to compete with the business of the purchased companies or solicit any of the employees of such companies for a period of five years after closing.

A copy of the Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. The above description of the material terms of the Purchase

Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 2.1. The representations and warranties contained in the Purchase Agreement were made only for purposes thereof and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules that the parties have exchanged, which has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 above is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 11, 2012, the Company issued a press release announcing the completion of the acquisition described in Item 2.01 above. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

NOTE: The information furnished under Item 7.01 (Regulation FD Disclosure) of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Any financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

Any pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d)	Exhibits.

Number	Description

2.1	Stock Purchase Agreement dated as of December 10, 2012 by and among the Stockholders of each of PPC Broadband, Inc. and SKT International Holdings B.V., as Sellers; Belden Inc., as Buyer; and JM Representatives, LLC, as the Seller Representative*

99.1	Press release dated December 11, 2012

*	Schedules, exhibits and signature pages have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule, exhibit or signature page to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 12, 2012	BELDEN INC. (Registrant)

	By:	/s/ Kevin L. Bloomfield
		Name:	Kevin L. Bloomfield
		Title:	Senior Vice President, Secretary and General Counsel

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